UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 8, 2007

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12333	86-0385884
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 314-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 8, 2007, the Board of Directors of Iomega Corporation (the “Company”) approved an amendment to Article IV of the Company’s Bylaws, effective immediately, authorizing the Company to issue and transfer both uncertificated and certificated shares of its stock in order to comply with the New York Stock Exchange regulations requiring that the Company be eligible to participate in the Direct Registration System (“DRS”) by January 1, 2008.  DRS allows investors to have securities registered in their names without the issuance of physical certificates.  The amendment also clarifies that the CEO, but not the President, is to be a member of the Board.

The full text of the Bylaws, as amended, is filed as Exhibit 3(ii) hereto, and the language of Paragraph 3.3 of Article III and Paragraphs 4.2, 4.3 and 4.6 of Article IV are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits - The exhibit listed on the Exhibit Index is filed as a part of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2007

IOMEGA CORPORATION
(Registrant)

By: /s/  Thomas D. Kampfer
             Thomas D. Kampfer
             President and Chief Operating Officer

EXHIBIT INDEX

3(ii)	Amended and Restated Bylaws of Iomega Corporation effective November 8, 2007